CLUCKCORP INTERNATIONAL, INC.
                          1250 N.E. Loop 410, Suite 335
                            San Antonio, Texas 78209


                               PROXY STATEMENT AND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 30, 1997


         To the shareholders of CluckCorp International, Inc.:

         A Special Meeting of the shareholders of CluckCorp International, Inc. (the "Company") will be held at the Company's executive offices, 1250 N.E. Loop 410, Suite 335, San Antonio, Texas 78209, at 9:00 A.M. on September 30, 1997, or at any adjournment or postponement thereof, for the following purposes:

     1.   To change the Company's name to "Harvest Restaurant Group, Inc.".

     2. To increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares.

     3. To transact such other business as may properly come before the meeting.

         Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on August 15, 1997 will be entitled to notice of and to vote the Special Meeting or at any adjournment or postponement thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            William J. Gallagher
                                            Chief Executive Officer

August 22, 1997



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                                 PROXY STATEMENT

                          CLUCKCORP INTERNATIONAL, INC.
                          1250 N.E. Loop 410, Suite 335
                            San Antonio, Texas 78209
                            Telephone: (210) 824-2496

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 30, 1997

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CluckCorp International, Inc. (the "Company"), a Texas corporation, of $.01 par value Common Stock ("Common Stock") to be voted at a Special Meeting of Shareholders of the Company ("Special Meeting") to be held at 9:00 A.M. on September 30, 1997, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about August 22, 1997. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the proposed change of the Company's name and the proposed increase in the number of authorized shares of Common Stock. The holders of a majority of the shares represented at the Special Meeting in person or by proxy will be required to approve each proposed matter.

         Any shareholders giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Special Meeting, that the proxy be returned.

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

         The close of business on August 15, 1997 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. On the record date, there were outstanding (i) 2,366,030 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Special Meeting and (ii) 500,000 shares of Preferred Stock which are nonvoting except as to matters affecting the rights of the Preferred Stockholders. Cumulative voting for directors is not permitted.



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         A  majority  of the  issued  and  outstanding  shares of  Common  Stock entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information concerning the holdings of Common Stock by each person who, as of August 15, 1997, holds of record or is known by the Company to hold beneficially or of record, more than 5% of the Company's Common Stock, by each director, and by all directors and executive officers as a group. All shares are owned beneficially and of record. The address of all persons is in care of the Company at 1250 N.E. Loop 410, Suite 335, San Antonio, Texas 78209.

                                            Number of
                                            Shares of
                                             Common
                                           Stock Owned           Percent of
                                            of Record           Common Stock
       Name                             and Beneficially            Owned
       ----                             ----------------            -----

William J. Gallagher(1)(2)                    146,667                5.9%
Larry F. Harris(3)                             40,000                 *
Sam Bell Steves Rosser(1)                      66,666                2.8%
Michael M. Hogan(4)                            25,000                1.0%
Theodore M. Heesch(5)                          25,000                1.0%
Watermarc Food Management, Inc.               240,000               10.1%
All officers and directors                    478,333               20.0%
as a group (6 persons)(2)(3)(4)(5)

*  Less than 1%.
----------
(1) Messrs. Gallagher and Rosser may be deemed to be "promoters" and "founders" of the Company as those terms are defined under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(2) Includes stock options to purchase 100,000 shares of Common Stock at $6.00 per share.
(3) Represents stock options to purchase 40,000 shares of Common Stock at $6.00 per share.
(4) Represents stock options to purchase 25,000 shares of Common Stock at $6.00 per share.
(5) Represents stock options to purchase 25,000 shares of Common Stock at $6.00 per share.

     Proposal to Change the Company's Name to Harvest Restaurant Group, Inc.

         The Company proposes to change its name to "Harvest Restaurant Group, Inc." in order to more closely associate the Company's corporate name with the operations of its Harvest Rotisserie Restaurants. The Board of Directors recommends that the stockholders approve the subject proposal.



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                       PROPOSAL TO INCREASE THE COMPANY'S
                             AUTHORIZED COMMON STOCK

         The Company's Board of Directors has approved, and recommends stockholder approval for, a proposal to increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares. The purpose of the proposed increase of authorized shares is to (i) comply with the Company's agreement to reserve sufficient shares of Common Stock issuable upon exercise of outstanding Common Stock purchase warrants and options and upon conversion of outstanding Convertible Preferred Stock, (ii) allow for the use of newly issued Common Stock in subsequent public or private securities offerings, and (iii) provide for the availability of Common Stock in connection with acquisitions of other companies, entities or assets. The Company has no current understandings or agreements to issue additional Common Stock in any public or private securities offerings or for any acquisitions.

                                 OTHER BUSINESS

         Management of the Company is not aware of any other matters which are to be presented to the Special Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

         The above notice and Proxy Statement are sent by order of the Board of Directors.



                                                     William J. Gallagher
                                                     Chief Executive Officer

August 22, 1997



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






           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                          CLUCKCORP INTERNATIONAL, INC.
                          TO BE HELD SEPTEMBER 30, 1997


         The undersigned hereby appoints William J. Gallagher as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of CluckCorp International, Inc. held of record by the undersigned on August 15, 1997, at the Special Meeting of Shareholders to be held September 30, 1997, or any adjournment or postponement thereof.

          1. To Change the Company's name to "Harvest Restaurant Group, Inc.".

         FOR _____                  AGAINST _____                  ABSTAIN _____


          2. To increase the number of shares of authorized Common Stock from 10,000,000 shares to 20,000,000 shares.

         FOR _____                  AGAINST _____            WITHHOLD VOTE _____

          3. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Special Meeting, or any adjournment or postponement thereof.

          It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN 1 AND 2 ABOVE.

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.



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


         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:
      --------------------------                --------------------------------
                                                Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.                              --------------------------------
                                                Signature, if held jointly


         PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OF SHAREHOLDERS. _____








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